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                                                                  EXHIBIT 10.22


                         ASSIGNMENT OF SAPIR TECHNOLOGY
                         ------------------------------


         This Assignment Agreement ("Agreement") is effective this 14th day of September, 1998, and is by and between ITZCHAK SAPIR, a citizen of Israel, residing at 14 Ganei Binyamina, Binyamina 30 500, Israel ("Sapir") and IMAGEK, INC., a Delaware corporation, having offices at 3001 Redhill, Building 3, Costa Mesa, California 92626 ("IMAGEK").

         WHEREAS, pursuant to a License Agreement, effective October 7, 1997, between Irvine Sensors Corporation ("ISC") and Itzchak Sapir (the "Sapir License Agreement"), ISC acquired a royalty bearing, exclusive world-wide license under various U.S. and foreign patents owned by Mr. Sapir relating to digital photographic products, principally a product which allows an unmodified 35 mm camera to capture digital images;

         WHEREAS, ISC has assigned its rights under the Sapir License Agreement to IMAGEK, a subsidiary of ISC, in an Assignment Agreement effective on even date herewith;

         WHEREAS, Sapir is willing to assign to IMAGEK all rights, title and interest in and to technology and intellectual property which is the subject of the Sapir License Agreement and IMAGEK is desirous of receiving such an assignment from Sapir, subject to terms and conditions provided herein;

         NOW, THEREFORE, in view of the foregoing premises and the mutual promises between the parties, as well as other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

A.       DEFINITIONS:
         ------------

         1. "Intellectual Property" shall mean technical information, inventions, concepts products, components, confidential information, trade secrets, know-how, techniques, designs, processes, whether patentable or not, and all improvements thereto, patents, patent applications, including any patents issuing thereon and any all divisionals, continuations, continuations-in-part thereof, and any and all reissues and reexaminations of any such patents, copyrights, copyright registrations and applications, and all other related intellectual property rights, now existing or hereinafter created anywhere in the world.


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         2. "Licensor Patents" shall have the same meaning as the term "Licensor
Patents" in the Sapir License Agreement.

         3. "Technology" shall mean Licensor Patents and all Intellectual Property relating thereto.

B.       ASSIGNMENT
         ----------

         1. SAPIR agrees to assign and does hereby assign to IMAGEK the entire right, title, and interest in and to the Technology throughout the world. In exchange for said assignment, IMAGEK agrees to continue making the royalty payments to SAPIR set forth in the Sapir License Agreement.

         2. SAPIR hereby covenants and agrees that it will communicate to IMAGEK, its successors, legal representatives and assigns, any facts known to it respecting the Technology, and testify in any legal proceeding, sign all lawful papers, execute all provisional, regular, divisional, continuing and reissue applications, make all rightful oaths and generally assist IMAGEK, its successors, legal representatives and assigns, to obtain and enforce proper patent protection for the Technology in all countries. SAPIR hereby appoints IMAGEK as its true and lawful attorney in fact, with full power of substitution in SAPIR's name and stead, but for IMAGEK's benefit, to take any all steps including proceedings at law, in equity or otherwise to execute, acknowledge and deliver any and all instruments and assurances necessary or expedient in order to vest the aforesaid rights in the Technology more effectively in IMAGEK or to protect the same, or to enforce any claim or right of any kind with respect thereto. SAPIR acknowledges that this appointment is coupled with an interest and is irrevocable.

         3. SAPIR agrees to perform or cause to be performed any further acts and execute and deliver any further documents which may be reasonably necessary or otherwise reasonably required to carry out or give effect and legality to the provisions of this Agreement.

         4. SAPIR agrees that it will not contest, challenge, or raise any controversy with respect to IMAGEK's rights in the Technology or the validity or enforceability thereof.

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C.       REPRESENTATIONS AND WARRANTIES
         ------------------------------

         1.       SAPIR represents and warrants the following:

                  a. SAPIR is the sole and exclusive owner of and has full legal power to extend the rights in and to the Technology which are assigned to IMAGEK herein;

                  b. To the best of its knowledge, the Technology represents a valid invention or valid inventions and any commercial embodiments thereof will not infringe the patent or intellectual rights of any third party;

                  c. SAPIR has not entered into any contract or other arrangement or made any commitment that may or will impair IMAGEK's rights hereunder and SAPIR agrees that it will not enter into any such contract, arrangement or commitment; and

                  d. SAPIR has not granted and will not grant any liens, encumbrances or security interests on the rights in and to Technology, and in all respects such rights are free and clear.

D.       INDEMNIFICATION
         ---------------

         SAPIR agrees to indemnify, defend, and hold IMAGEK harmless from any and all liabilities, claims, obligations, losses, costs, damages, suits, judgments, and expenses whatsoever, including court costs, expert witness fees, and attorney's fees, arising from or in any manner connected with: (i) any inaccuracy in or any breach by SAPIR of any representation or warranty contained in this Agreement; or (ii) the operation of SAPIR's business as it relates to this Agreement.

E.       CONFIDENTIAL INFORMATION
         ------------------------

         SAPIR shall keep in trust and confidence all confidential information, trade secrets, proprietary, know-how, and business information previously, concurrently or subsequently received from IMAGEK including but not limited to information pertaining to the prosecution of the patent applications and enforcement of issued patents and agrees not to disclose the same to third parties. SAPIR will not recreate, copy, reproduce, use or disclose to others such information without the written authorization of IMAGEK. These obligations of confidentiality will not apply to information which becomes public knowledge through no fault of SAPIR or information which is obtained by SAPIR from a third party having an unrestricted and legal right to disclose the information to others.


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F.       MISCELLANEOUS PROVISIOINS
         -------------------------

         1. This Agreement is binding on the parties and their respective officers, agents, employees, affiliated companies and heirs.

         2. This Agreement shall be governed and construed in accordance with the laws of the state of California, USA without regard to choice of law principles, and the parties agree that it is executed and delivered in that state.

         3. In the event that any legal action becomes necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled, in addition to its court costs, to such reasonable attorneys' fees, expert witness fees and legal expenses as may be fixed by a court of competent jurisdiction.

         4. In the event that any of the provisions or a portion of any such provision of this Agreement are held to be unenforceable or invalid by a court of competent jurisdiction, the validity and enforceability of the enforceable portion of any such provision and the remaining provisions of this Agreement shall not be adversely affected.

         5. This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter thereof, and there are no representations, warranties promises or undertakings other than those contained therein. As to the subject matter thereof, this Agreement, this Agreement supersedes and cancels all previous agreements between the parties thereto.

         6. No course of conduct or dealing between the parties shall act as modification or waiver of any provision of this Agreement, and only a modification or waiver which is contained in a single writing signed by both parties shall be effective.


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              IN WITNESS WHEREOF, the parties hereto have executed this
Agreement in duplicate originals.

                                                ITZCHAK SAPIR

         Dated:     SEP 14, 98                  By:  /S/ I. SAPIR
               ---------------------                ---------------------------
                                                          Signature

                                                Printed Name: Itzhak Sapir
                                                Title: Mechanical Engineer



                                                IMAGEK, INC

         Dated:  As of SEPT. 14,1998            By: /S/  ROBERT WEBBER
               ---------------------                ----------------------------
                                                          Signature

                                                Printed Name: Robert Webber
                                                Title: President & CEO


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